EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Superior Industries International, Inc. (the “Company”), for purposes of 18 U.S.C . Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•
The Annual Report of the Company on Form 10-K for the period ended December 31, 2024 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
•
The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2025	/s/ Majdi B. Abulaban
Name: Majdi B. Abulaban
Title: President and Chief Executive Officer

Dated: March 6, 2025	/s/ Daniel D. Lee
Name: Daniel D. Lee
Title: Senior Vice President and Chief Financial Officer